EXHIBIT 4.1

                               [STOCK CERTIFICATE]

NUMBER                           PAR VALUE $.0001                     SHARES
-------------                                                     --------------
-------------                     FIRST FLORIDA                   --------------
                               COMMUNICATIONS, INC.

               INCORPORATED UNDER THE LAW OF THE STATE OF FLORIDA

COMMON STOCK                                         CUSIP 32026P 20 6
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

         THIS CERTIFIES THAT

         Is the owner of

         Fully Paid and Non-Assessable Shares of Common Stock of First Florida Communications, Inc., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Date                                         [SEAL]

                  ------------------                           ---------------
                     President                                    Director

================================================================================
Countersigned: Florida Atlantic Stock Transfer, Inc. 7130 Nob Hill Road Tamarac, FL 33321 Transfer agent

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - ......Custodian.........
                                                       (Cust)          (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN  - as joint tenants with right              Act .........................
          of survivorship and not as                           (State)
          tenants in common

         Additional abbreviations may also be used though not in the above list.

For value received, ____________________________, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________

_________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books ***